LORD ABBETT AFFILIATED FUND

Supplement dated June 21, 2013 to the

Statement of Additional Information dated March 1, 2013

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1.	The following sentence in the section of the statement of additional information (the “SAI”) titled “Investment Policies – Futures Contracts and Options on Futures Contracts” is deleted in its entirety:

The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a Commodity Futures Trading Commission-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

2.	The following replaces the paragraph of the SAI titled “Investment Policies – Short Sales:”

Short Sales. The Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns an equal amount of such securities (or securities convertible into or exchangeable into an equal amount of such securities) without payment of any further consideration. This is commonly referred to as a “short sale against the box.” When investing in this manner, the Fund does not intend to have more than 5% of its net assets subject to short sales (determined at the time it enters into the short sale). The Fund also may sell or use short positions in futures contracts, including U.S. Treasury note futures, securities index futures, or other security futures, solely for bona fide hedging, cash management, or risk management purposes. The Fund may not engage in any other type of short selling.

3.	The following paragraphs are added to the section of the SAI titled “Investment Policies:”

Cash Management Practices. The Fund receives cash as a result of investments in the Fund and/or from the sale of the Fund’s investments. The Fund may handle that cash in different ways. The Fund may maintain a cash balance pending investments in other securities, payment of redemptions, or in other circumstances where the Fund’s portfolio management team believes additional liquidity is necessary or advisable. To the extent that the Fund maintains a cash balance, that portion of the Fund’s portfolio will not be exposed to the potential returns (positive or negative) of the market in which the Fund typically invests. The Fund may invest its cash balance in short-term investments, such as repurchase agreements.

Consistent with its investment objectives, policies, and restrictions, however, the Fund also may invest in securities, such as exchange traded funds, or derivatives, such as index futures, related to its cash balance, as described more fully in the statement of additional information. For example, the Fund may buy index futures with an aggregate notional amount that approximately offsets its cash balance to efficiently provide investment exposure while maintaining liquidity or accumulating cash pending purchases of individual securities. In addition, the Fund may buy or sell futures contracts in response to purchases or redemptions of Fund shares in order to maintain market exposure consistent with the Fund’s investment objective and strategies. When investing in this manner, the Fund may maintain a net short position with respect to futures, but would segregate liquid assets to cover its net payment obligations, as described more fully in the statement of additional information.

These cash management practices are ancillary to, and not part of, the Fund’s principal investment strategies. As such, the Fund does not intend to invest substantially in this manner.

4.	The following sections will be added to the table in the subsection titled “Management of the Fund – Officers” on page 3-3 of the SAI:

Walter H. Prahl (1958)	Executive Vice President	Elected in 2013	Partner and Director, joined Lord Abbett in 1997.
Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2013	Partner and Director, joined Lord Abbett in 2006.

5.	The following paragraphs will replace the first and second paragraphs in the subsection titled “Investment Advisory and Other Services – Portfolio Manager” on page 5-1 of the SAI:

As stated in the prospectus, the Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis.

The portfolio management team for the Fund is headed by Walter H. Prahl and Frederick J. Ruvkun. Messrs. Prahl and Ruvkun are jointly and primarily responsible for the day-to-day management of the Fund.

6.	The following table will replace the table on page 5-2 of the SAI with respect to other accounts managed by the portfolio managers of the Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Manager:”

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Affiliated Fund	Walter H. Prahl*	4/$1,770	0/$0	0/$0
	Frederick J. Ruvkun*	4/$1,770	0/$0	0/$0
+ Total assets are in millions. * The amount shown is as of April 30, 2013.

7.	The following table will replace the table on page 5-3 of the SAI with respect to the portfolio holdings of the portfolio managers of the Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Manager:”

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Affiliated Fund	Walter H. Prahl*	X
	Frederick J. Ruvkun*	X

* The amount shown is as of May 31, 2013. Messrs. Prahl and Ruvkun are newly appointed portfolio managers of the Fund.

   Accordingly, it is anticipated that the dollar range of their holdings in the Fund will be reflected in a future filing.

Please retain this document for your future reference.